SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2006

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	COMMISSION FILE:	86-0824673
(State or other jurisdiction or incorporation or organization)	000-31659	(I.R.S. Employer Identification No.)

9645 Scranton Road, Suite 205

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On January 26, 2006, Novatel Wireless, Inc. revised its estimate for its financial results for the quarter ended December 31, 2005. A copy of the Registrant’s press release is furnished on this Form 8-K. The information contained in Item 2.02 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, It may be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, only if such subsequent filing specifically references this Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

The following exhibit is furnished with this report:

99.1	Press release dated January 26, 2006 containing financial results for Novatel Wireless, Inc. for the quarter ending December 31, 2005 (solely furnished and not filed herewith pursuant to item 2.02).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: January 26, 2006	By:	/s/ Dan L. Halvorson
Dan L. Halvorson Chief Financial Officer and Treasurer, (Principal Financial and Accounting Officer)

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated January 26, 2006 containing financial information for Novatel Wireless, Inc. for the quarter ended December 31, 2005.

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